UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02 Unregistered Sales of Equity Securities

On March 2, 2011, the Registrant accepted a conversion notice from Tangiers Investors LP, ("Tangiers") to satisfy a Convertible Promissory Note Agreement ("the Note") dated June 17, 2010 with Tangiers pursuant to which the Company received $17,500 as a loan from Tangiers.  Pursuant to the terms of the Note, the Note is convertible to common stock, in whole or in part, at any time and from time to time before maturity at the option of the holder at the greater of (a) $0.001 or (b) eighty percent (80%) of the lowest traded price of common stock out of the ten (10) trading days immediately preceding the conversion date.  The Note has a term of one year and accrues interest at a rate equal to 9.9% per year.  In accordance with the terms of the Note and receipt of the required conversion notice from Tangiers, the principal and accrued interest due on the Note was converted into 863,681 shares of common stock of the Company.  The total amount satisfied on conversion was $18,724.60, consisting of $17,500 in principal plus $1,224.60 in accrued interest.  The shares issued were valued at $0.02168 per share, which was equal to 80% of the lowest traded price of our common stock out of the ten (10) trading days immediately preceding the conversion date.

Tangiers is an “accredited investor” as defined under Rule 501 of Regulation D.  The Company paid no fees or commissions in connection with the issuance of the Shares in satisfaction of the debt.  The Company believes that this transaction is exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Tangiers Convertible Promissory Note  dated June 17, 2010 and amended on July 15, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on July 21, 2010, and incorporated by this reference as an exhibit to this Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: March 4, 2011

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